T. Rowe Price International Funds, Inc.

T. Rowe Price European Stock Fund (77956H-40-1; PRESX)

Supplement to prospectus dated March 1, 2005

This updates the prospectus for the European Stock Fund. The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective October 10, 2005, Dean Tenerelli became portfolio manager of the fund. Mr. Tenerelli joined T. Rowe Price in 2000. Prior to that, he was a director and senior analyst of Credit Suisse Asset Management covering the telecom sector. He currently serves as a member of the Investment Advisory Committees of the T. Rowe Price Global Stock Fund and the T. Rowe Price International Stock Fund.

The date of this supplement is October 11, 2005

C01-042 10/11/05